SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: December 2, 2002
(Date of earliest event reported)

Commission File No.: 333-83986-12

                    Morgan Stanley Dean Witter Capital I Inc.
             (Exact name of registrant as specified in its charter)
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         Delaware                                                13-3291626
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(State or Other Jurisdiction                                  (I.R.S. Employer
      of Incorporation)                                      Identification No.)

   1585 Broadway, New York, New York                                    10036
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(Address of Principal Executive Office)                               (Zip Code)

                                 (212) 761-4000
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              (Registrant's telephone number, including area code)

ITEM 5. Other Events.

            Computational Materials

            Morgan Stanley & Co. Incorporated, Merrill Lynch & Co. and Lehman Brothers Inc., each as underwriter of certain of the Certificates (each, the "Underwriter"), have provided certain prospective purchasers of the Class A-1, Class A-2, Class B, Class C and Class D Certificates (collectively, the "Offered Certificates") with certain yield tables and other computational materials (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables relating to the structure and terms of certain classes of the Offered Certificates and the hypothetical characteristics and hypothetical performance of certain classes of the Offered Certificates under certain assumptions and scenarios.

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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

      Exhibit No.                                    Description
      -----------                                    -----------

      99                                Computational Materials (as defined in
                                        Item 5) that have been provided by the
                                        Underwriters to certain prospective
                                        purchasers of the Offered Certificates.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                        MORGAN STANLEY DEAN WITTER
                                            CAPITAL I INC.


                                        By: /s/ Warren H. Friend
                                            ------------------------------------
                                            Name:  Warren H. Friend
                                            Title: Managing Director

Date: December 5, 2002

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                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

   99                   Computational Materials                          E